SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported)
                                December 18, 2003





                              TECHE HOLDING COMPANY
------------------------------------------------------------------------------
             (Exact name of Registrant as specified in its Charter)



        Louisiana                  0-25538            72-1287456
-----------------------------   --------------     --------------
(State or other jurisdiction    (SEC File No.)      (IRS Employer
     of incorporation)                             Identification
                                                       Number)


211 Willow Street, Franklin, Louisiana                  70538
--------------------------------------               ----------
(Address of principal executive offices)             (Zip Code)




Registrant's telephone number, including area code: (337) 828-3212
                                                    --------------


                                 Not Applicable
------------------------------------------------------------------------------
          (Former name or former address, if changed since last Report)

                              TECHE HOLDING COMPANY

                      INFORMATION TO BE INCLUDED IN REPORT
                      ------------------------------------


Item 5.  Other Events
         ------------

         On December 18, 2003, the Registrant announced that it had adopted an additional plan to repurchase up to an additional 5% of the shares of the Registrant's common stock.

         A copy of a press release issued by the Registrant on December 18, 2003 is attached hereto as Exhibit 99 and is incorporated herein by reference in its entirety.


Item 7.   Financial Statements, Pro Forma Financial
          Information and Exhibits
          ------------------------

         (c) Exhibits:

             99       Press Release dated December 18, 2003.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                           TECHE HOLDING COMPANY



Date: December 29, 2003                    By: /s/J.L. Chauvin
                                           -------------------
                                               J. L. Chauvin
                                               Vice President and Treasurer
                                               (Principal Financial and
                                               Accounting Officer)